CHALLAN
MTR Form Number-6

GRN	MH011353933202021E	BARCODE		Date	08/02/2021-18:44:13	Form ID

Department Inspector General Of Registration		**Payer Details**	
Type of Payment Non-Judicial Stamps Purchase of Franking Code SoS Mumbai only		**TAX ID / TAN (If Any)**	
		PAN No.(If Applicable)	
Office Name GENERAL STAMP OFFICE MUMBAI		**Full Name**	Reachnet Cable Services Private Limited
Location MUMBAI			
Year 2020-2021 One Time		**Flat/Block No.**	
Account Head Details	**Amount In Rs.**	**Premises/Building**	
0030045501 Amount of Tax	500.00	**Road/Street**	
		Area/Locality	Mumbai
		Town/City/District	
		PIN	
		Remarks (If Any)	
		Payment of Stamp Duty on Third Supplemental Agreement dated February 5 2021	
		Amount In	Five Hundred Rupees Only
Total	500.00	**Words**	

Payment Details	STATE BANK OF INDIA	**FOR USE IN RECEIVING BANK**			
Cheque-DD Details		Bank CIN	Ref. No.	00040572021020861395	IK0AYWKHW1
Cheque/DD No.		Bank Date	RBI Date	08/02/2021-18:24:47	Not Verified with RBI
Name of Bank		Bank-Branch		STATE BANK OF INDIA	
Name of Branch		Scroll No. , Date		Not Verified with Scroll	

Department ID : Mobile No. : 7738122789

NOTE:- This challan is valid for document to be registered in Sub Registrar office only. Not valid for unregistered document.

सदर चलन केवळ दुय्यम निबंधक कार्यालयात नोदणी करावयाच्या दस्तासाठी लागु आहे. नोदणी न करावयाच्या दस्तासाठी सदर चलन लागु नाही.

Print Date 08-02-2021 06:47:54

THIRD SUPPLEMENTAL AGREEMENT TO THE AGREEMENT DATED 20TH JUNE 2019 AND FIRST SUPPLEMENTAL AGREEMENT DATED 6TH DECEMBER,2019 AND THE SECOND SUPPLEMENTAL AGREEMENT DATED 30TH JUNE 2020

This Third Supplemental Agreement is made and entered into at Mumbai this 5 February 2021 between LYTUS TECHNOLOGIES PRIVATE LIMITED, a Company incorporated in India under the provisions of the Companies Act, 2013, having its registered office at A-21, 1st Floor Ghanshyam Industrial Estate, Off Veera Desai Road, Andheri West, Mumbai 400053, (hereinafter referred to as LYTUS).

And

REACHNET CABLE SERVICES PRIVATE LIMITED, a company incorporated in India under the provisions of the Companies Act, 1956, having its registered office at Crescent Towers, 1st Floor, 229, AJC Bose Road, Kolkata 700 020 (herein after referred to as REACHNET)

WHEREAS

The parties hereto had entered into an agreement to acquire the customer list of Reachnet being Agreement dated 20 June 2019 upon certain terms and conditions more particularly set out therein.

And the parties hereto thereafter executed a First Supplemental agreement dated 6th December 2019 to the main Agreement dated 20th June 2019 in respect to certain agreed modified terms of acquisition of subscriber base and its corresponding revenue from 1ST April 2019. The Agreement was conclusive as on 26 March 2020.

The Parties thereafter entered into a Second Supplemental Agreement dated30th June 2020 whereby the parties agreed to pay the total consideration agreed between the parties in 4 agreed tranches , the first of which was agreed to be INR 93.75 crores.

The parties have once again agreed to modify some of the terms agreed upon between them and hence this Third Supplemental Agreement is being executed to record the said modified terms,

NOW THIS THIRD SUPPLEMENTAL AGREEMENT RECORDS AS UNDER:

1) The parties hereto confirm their intention and their commitment to the agreements set out hereinabove as modified from time to time.
2) It is agreed that the INR 93.75 Crore collectible under the above agreements will be processed upon completion of the third party audit of Reachnet and its subscribers on or before the end of the fiscal year, March 31, 2021;
3) In the event of any unexpected delays with respect to the above collection, both the parties hereby agree to set-off the entire INR 93.75 Crore or any part thereof prior to March 31, 2021.
4) It is agreed that apart from these modified terms all other covenants set out in the previous agreements shall be valid and subsisting and binding upon the parties.
5) It is agreed that all the above agreements shall be read in consonance with each other.

IN WITNESS WHEREOF, the parties hereto have set and subscribed their hands and seals hereto

SIGNED, SEALED AND DELIVERED)
BY THE WITHINNAMED LYTUS)
TECHNOLOGIES PRIVATE LIMITED)
By the hand of its duly authorised Director)
MR. JAGJIT SINGH KOHLI)
pursuant to the resolution of the)
Board of Directors dated February 5, 2021)

SIGNED, SEALED AND DELIVERED)
BY THE WITHINNAMED REACHBET CABLE)
SERVICES PRIVATE LIMITED)
By the hand of its duly authorised Director)
MR. ARAVINDAN NAIR)
pursuant to the resolution of the)
Board of Directors dated February 5, 2021)